UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                [GRAPHIC OMITTED]

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 26, 2004


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

          Tennessee                                              62-0634010
  (State or other jurisdiction                               (I. R. S. Employer
of incorporation or organization)                            Identification No.)

   4300 New Getwell Road, Memphis, TN                              38118
(Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code
                                 (901) 365-8880

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Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)  Exhibits:

           Exhibit
           Number       Description
         -------------  --------------------------------------------------------

             99.1       Press release issued by Fred's, Inc., dated
                        August 26, 2004


Item 2.02. Results of Operations and Financial Condition.

     On August 26, 2004, Fred's Inc. issued a press release announcing, among other things, its quarterly earnings results for its second quarter ended July 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.









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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FRED'S, INC.
                                           (Registrant)

                                           By:  /s/ Jerry A. Shore
                                                --------------------------------
                                                Jerry A. Shore,
                                                Executive Vice President and
                                                Chief Financial Officer



August 26, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  ---------------------------------------------------------------

     99.1        Press release issued by Fred's, Inc., dated August 26, 2004